Q3 FY21 EARNINGS AND STRATEGY UPDATE May 4, 2021 Exhibit 99.2

2 SAFE HARBOR STATEMENT This document may contain certain forward-looking statements about the Company, such as discussions of Company’s pricing trends, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of words or phrases, including, but not limited to, “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “setting up,” “beginning to,” “will,” “should,” “would,” “resume” or similar statements. We caution that forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company’s actual future results and performance to differ materially from expected results including, but not limited to, the possibility that any of the anticipated benefits of the transaction between the Company and Poppin, Inc. (“Poppin”) will not be realized or will not be realized within the expected time period; the risk that integration of the operations of Poppin with the Company will be materially delayed or will be more costly or difficult than expected; the effect of the announcement of the transaction, including on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that any projections or guidance by the Company, including revenues, margins, earnings, or any other financial results are not realized; adverse changes in global economic conditions; successful execution of Phase 2 of the Company restructuring plan; the impact on the Company of changes in tariffs; increased global competition; significant reduction in customer order patterns; loss of key suppliers; loss of or significant volume reductions from key contract customers; financial stability of key customers and suppliers; relationships with strategic customers and product distributors; availability or cost of raw materials and components; changes in the regulatory environment; global health concerns (including the impact of the COVID-19 outbreak); or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2020 and other filings with the Securities and Exchange Commission. 2

KEY TAKEAWAYS  Most challenging quarter since pandemic due to seasonality, slower order rates early in quarter and inflationary impact  Progressive improvement in Workplace and Health order rates in Q3 FY 2021 continued in April  Substantial rebound in gross margin expected in Q4 FY 2021  Solid execution on end market growth initiatives, Poppin integration and cost-out projects  Clear and defined opportunities for accelerated market share gains 3

HEALTH – OUR NEW INTERWOVEN BRAND  First end market to recover from COVID  Interwoven brand leads with dedicated health expertise  Strong sales to the Veterans Administration  Stimulus bill supports significant public health spending  Strategic investments underway to support future growth in expertise, products and markets 4

HOSPITALITY – CUSTOM CAPABILITIES  Facing difficult COVID-related business conditions  Q3 FY 2021 sales were up sequentially but order rates below Q2 FY 2021 levels  Custom products accounted for 50% of Y-T-D sales  Ocean freight cost increases - significant impact in Q3 FY 2021 expected to ease in Q4  Phased recovery with leisure travel the first to recover 5

 Early indications that industry recovery is in sight  Q3 sales below Q2 levels but order rates increased progressively into April  New omnichannel capabilities enable opportunities with new hybrid workplace 6 WORKPLACE – OPPORTUNITY WITH THE NEW FORMING WORK ENVIRONMENT In the next few years, workplaces will require the utmost flexibility and adaptability. Companies will need the ability to shift, grow, and resize their spaces as employee habits become established.

Work Without Boundaries Purpose Matters Wellness Comes First Humans are Social Future is Flexible Life at Home OUR OUTLOOK ON THE CHANGING WORLD OF WORK The way people work today and will work tomorrow continues to change at a rapid pace. 7

Secondary Geographies  Secondary geographies rebounding more quickly from COVID-19 than the larger metropolitan areas  Growing appeal of secondary markets due to both the business climate and people's desire for more space, comfort and less density  Approximately 80% of our Workplace business is in Secondary Markets EXPERTISE IN ANCILLARY PRODUCTS & SECONDARY GEOGRAPHIES 8 Ancillary Products  The office setting will play a crucial role as the centralized hub for collaboration, learning and teamwork  Ancillary products provide the flexibility a company needs in the new workplace  Approximately 85% of our Workplace products are in the Ancillary Category

POPPIN PRIORITIES

STAGE ONE PRIORITIES

1. Expand Poppin Direct into higher growth markets
2. Accelerate work from home & corporate partnerships for Poppin and Etc.
3. Launch PoppinPro through Kimball International dealer distribution



PoppinPods



PoppinSpaces

WHAT'S NEXT

- Leverage Poppin drop-ship capabilities and digital platform across Health and Workplace end-markets
- Operating efficiency opportunities in sourcing and manufacturing
- Leverage Poppin's industrial design capabilities across our other brands

9

POPPIN PRIORITIES

PoppinPro. The First Ever Poppin Dealer Program

Launching in May 2021, this program brings the simplicity and attractive price point of Poppin to traditional trade while still delivering on exceptional quality. Providing an assortment of innovative products relevant in the post-COVID workplace, PoppinPro provides Kimball International dealer partners with Poppin's suite of products and services and highlights the categories of Pod, Spaces and Modular Lounge.



poppinpod.



poppinspaces.



Lounge Collections

10

Our products support work and life wherever it happens. From HQ to home office, hotel lobby to hospital lounge, we have our customers covered. Powerful Portfolio Range of Options Focus on Safety + Wellness Remote Ready OUR PATH FORWARD

12 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. 12 Q3 FY21 FINANCIAL HIGHLIGHTS1  Revenue of $138.7M; Poppin acquisition contributed $8.9M  Gross margin of 28.7%  Transformation plan savings of $6.0M  Net Loss of $4.5M includes $3.5 million in after-tax special restructuring charges and amortization related to Poppin acquisition  EPS of ($0.12)  Adj. EPS 2 at ($0.03), adjusted for $0.09 in after-tax special restructuring charges and amortization related to Poppin acquisition  Adj. EBITDA 2 of $1.9M  Amortization of intangibles for Poppin of $1.7M

13 1 Unaudited. Workplace end market includes commercial, educational, government and financial verticals and eBusiness 1 Unaudited. QUARTERLY SALES BY MARKET1 13 Sequential Qtr. Comparison Q3’21 Vs. Q2’21 (in millions)

14 1 Unaudited. Workplace end market includes commercial, educational, government, and financial verticals and eBusiness 1 Unaudited. QUARTERLY ORDERS BY MARKET1 Sequential Qtr. Comparison Q3’21 Vs. Q2’21 (in millions) 14

15 1As of March 31, 2021 or for the third quarter FY 2021 15 LIQUIDITY AND CAPITAL ALLOCATION1  $34.0M in cash, cash equivalents, and short-term investments  Cash provided by operations of $2.8M  Capex of $5.0M  Share repurchases of $1.4M  Dividends of $3.3M

16 16 WRAP-UP  Line of sight to improving business conditions in Health and Workplace end markets  New products and solutions are geared to changing marketplace  Moving quickly to gain revenue synergies and leverage capabilities from Poppin acquisition  Strong financial position provides resources to support future growth

17 APPENDIX

Easily AccessibleExpansive Choice Experts in Health Market Leadership Valuable Connections KIMBALL INTERNATIONAL’S WINNING PROPOSITION 18

19 Non-GAAP Reconciliation (Unaudited) Millions $ Q3 FY'20 Q3 FY'21 Diluted Earnings (Loss) Per Share, as reported $0.25 ($0.12) Add: After-tax Restructuring Expense 0.02 0.05 Add: After-tax CEO Transition Costs 0.00 0.00 Add: After-tax Acquisition-related Amortization 0.00 0.03 Add: After-tax Acquisition-related Inventory Valuation Adjustment 0.00 0.01 Add: After-tax Costs of Acquisition 0.00 0.00 Adjusted Diluted Earnings (Loss) Per Share $0.27 ($0.03) Millions $ Q3 FY'20 Q3 FY'21 Net Income (Loss) $ 9.5 $ (4.5) Provision (Benefit) for Income Taxes 2.9 (3.0) Income (Loss) Before Taxes on Income 12.4 (7.5) Interest Expense 0.0 0.2 Interest Income (0.4) (0.1) Depreciation 3.9 3.7 Amortization 0.6 2.5 Pre-tax Restructuring Expense 0.8 2.6 Pre-tax CEO Transition Costs 0.2 0.1 Pre-tax Acquisition-related Inventory Valuation Adjustment 0.0 0.2 Pre-tax Costs of Acquisition 0.0 0.0 Adjusted EBITDA $ 17.5 $ 1.9 Adjusted EBITDA % 9.8% 1.3% 19